EXHIBIT 99.3
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                          Bond Securitization, L.L.C.


                                 $937,292,000
                                 (Approximate)

        C-BASS Mortgage Loan Asset-Backed Certificates Series 2006-CB2
                               February 28, 2006



                            UNDERWRITING AGREEMENT
                            ----------------------


J.P. Morgan Securities Inc.
As Representative of the
Underwriters Listed
   in Schedule I
c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York  10017


Ladies and Gentlemen:

         1.   Introduction.

         Bond Securitization, L.L.C., a limited liability company organized and existing under the laws of the State of Delaware (the "Depositor"), proposes to sell to J.P. Morgan Securities Inc., acting on its own behalf and as representative (the "Representative") of the underwriters listed in
Schedule I hereto (the "Underwriters") twelve (12) classes of the Depositor's C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2. Such classes have been designated as the Class AV, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (collectively, the "Underwritten Certificates"). Only the Underwritten Certificates are being purchased by the Underwriters hereunder. The Underwritten Certificates are to be issued together with the Depositor's C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB2 Class B-1, Class B-2, Class B-3, Class B-4, Class CE, Class P, Class R and Class R-X Certificates (such classes, together with the Underwritten Certificates, the "Certificates"). The Certificates will represent the entire beneficial ownership interest in the C-BASS 2006-CB2 Trust (the "Issuing Entity"). The assets of the Issuing Entity initially will consist primarily of
(i) a pool of fixed-rate and adjustable-rate mortgage loans secured by first and second liens on primarily one- to four-family residential properties (the "Mortgage Loans") conveyed to the Issuing Entity on February 28, 2006 (the "Closing Date") pursuant to a Pooling and Servicing Agreement dated as of February 1, 2006 (the "Pooling Agreement"), among the Depositor, Credit-Based Asset Servicing and Securitization LLC, as seller (the "Seller"), Litton Loan Servicing LP, as servicer (the "Servicer"), and U.S. Bank National Association, as Trustee (the "Trustee") and (ii) the amount on deposit in the Accounts. These Mortgage Loans, with an aggregate principal balance of



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approximately $951,572,898 as of February 1, 2006 (the "Cut-off Date"), were transferred by the Seller, pursuant to a mortgage loan purchase agreement between the Depositor and the Seller dated as of February 1, 2006 (the "Loan Purchase Agreement"). The Certificates are to be issued pursuant to the Pooling Agreement.

         The Certificates are more fully described in the Registration Statement (as such term is defined in Section 2(a)), which the Depositor has furnished to the Underwriters. The Depositor will elect to treat the Issuing Entity as one or more "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended (the "Code").

         Capitalized terms used herein but not defined herein shall have the meanings provided in the Pooling Agreement.

         2.   Representations and Warranties of the Depositor.

         The Depositor represents and warrants to the Underwriters as of the date hereof and as of the date of the Pooling Agreement, as follows:

(a) A registration statement on Form S-3 (No. 333-87146), including a prospectus and such amendments thereto as may have been required to the date hereof, relating to the Underwritten Certificates and the offering of each Series thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"), has been filed with the Securities and Exchange Commission (the "Commission") and such registration statement, as amended, has become effective. For purposes of this Agreement, "Effective Time" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission, and "Effective Date" means the date of the Effective Time. Such registration statement, as amended, and the base prospectus and related prospectus supplement that the Depositor has filed with the Commission pursuant to Rule 424(b) relating to the sale of the Underwritten Certificates of the applicable Series offered thereby constituting a part thereof, as from time to time amended or supplemented (including any prospectus filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission promulgated under the Act (the "Rules and Regulations")), including all documents incorporated therein by reference, are respectively referred to as the "Registration Statement", the "Base Prospectus" and the "Prospectus Supplement"; provided, however, that a supplement to the Base Prospectus prepared pursuant to Section 5(a) shall be deemed to have supplemented the Base Prospectus only with respect to the offering of the Series of the Underwritten Certificates to which it relates. The conditions to the use of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, and the conditions of Rule 415 under the Act, have been satisfied with respect to the Registration Statement.

         The Base Prospectus and the Prospectus Supplement are collectively referred to herein as the "Prospectus."

(b) The Registration Statement, as of the Effective Date, as of the date of the related Prospectus Supplement and as of the date of each Contract of Sale (as defined in Rule 159 of the Act) conformed in all material respects to the requirements of the Act and the Rules and Regulations,



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and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Base Prospectus as of its issue date, as of the date of the Prospectus Supplement and as revised, amended or supplemented by the Prospectus Supplement and filed with the Commission conforms and will conform in all material respects to the requirements of the Act and the Rules and Regulations, and does not include and will not include, any untrue statement of a material fact and does not omit and will not omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Base Prospectus delivered to the Underwriters for use in connection with the related offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system, except to the extent permitted by Regulation S-T. The two immediately preceding sentences do not apply to statements or omissions from either of such documents based upon written information furnished to the Depositor by any Underwriter specifically for use therein.

            (c) The free writing prospectus of the Issuing Entity the "Free Writing Prospectus" as of its date (the "Start Date") and as of each day through the Closing Date, constitutes and will constitute an "issuer free writing prospectus" as defined in Rule 433 of the Act and does not and will not as of any such time conflict with the information in the Registration Statement or the Base Prospectus as supplemented by the Prospectus Supplement. The Free Writing Prospectus of the Issuer has been filed with the Commission as required by Rule 433. The Free Writing Prospectus and the Base Prospectus (collectively, the "Disclosure Package") as of the Start Date and as of each day through the Closing Date does not and will not include an untrue statement of a material fact and does not and will not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Seller Mortgage Loan Information (as defined in the Indemnification Agreement) as of the date it is forwarded to an Underwriter, is accurate in all material respects.

(e) The Depositor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with full power and authority to own its assets and conduct its business as described in the Base Prospectus, is duly qualified as a foreign limited liability company in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Depositor, and is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting business.

(f) The Pooling Agreement and the Certificates conform, or will conform as of the Closing Date, to the description thereof contained in the Registration Statement, the Prospectus and the Free Writing Prospectus; and the Certificates, on the related Closing Date, will have been duly and validly authorized and, when such Certificates are duly and validly executed by the Depositor or the Trustee, authenticated by the Trustee and delivered in accordance with such Pooling



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Agreement and delivered and paid for as provided herein, will be validly issued and outstanding and entitled to the benefits and security afforded by the Pooling Agreement.

(g) The execution and delivery by the Depositor of this Agreement, the Pooling Agreement and the Loan Purchase Agreement are within the limited liability company power of the Depositor and have been, or will have been, duly authorized by all necessary limited liability company action on the part of the Depositor; and neither the execution and delivery by the Depositor of such instruments, nor the consummation by the Depositor of the transactions herein or therein contemplated, nor the compliance by the Depositor with the provisions hereof or thereof, will (i) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of formation or limited liability company agreement of the Depositor, (ii) conflict with any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties, (iii) conflict with any of the provisions of any indenture, mortgage, contract or other instrument to which the Depositor is a party or by which it is bound, or
(iv) result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument.

(h) At the date thereof, the Pooling Agreement will constitute a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally from time to time in effect, and to general principles of equity.

(i) All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official (except with respect to the state securities or Blue Sky laws of various jurisdictions) required in connection with the valid and proper authorization, issuance and sale of the Certificates pursuant to this Agreement and the Pooling Agreement have been or will be taken or obtained on or prior to the Closing Date.

(j) At the Closing Date, each of the Mortgage Loans included in the Issuing Entity will meet the criteria for selection described in the Prospectus and the Free Writing Prospectus.

(k) The characteristics of the Issuing Entity will not subject the Issuing Entity to registration as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The characteristics of the Depositor will not subject the Depositor as an investment company under the Investment Company Act.

(l) Since the respective dates as of which information is given in the Free Writing Prospectus and the Prospectus, there has not been any material adverse change in the general affairs, management, financial condition, or results of operations of the Depositor, otherwise than as set forth or contemplated in the Free Writing Prospectus and the Prospectus as supplemented or amended as of the Closing Date.

(m) There are no actions, proceedings or investigations pending before or threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any



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of its properties is the subject (i) which if determined adversely to the
Depositor would have a material adverse effect on the business or financial condition of the Depositor, (ii) asserting the invalidity of the Agreements or the Certificates, (iii) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by any of the Agreements or (iv) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, any of the Agreements or the Certificates.

(n) The direction by the Depositor to the Trustee to execute, authenticate, issue and deliver the Certificates has been duly authorized by the Depositor, and assuming the Trustee has been duly authorized to do so, when executed, authenticated, issued and delivered by the Trustee in accordance with the Pooling Agreement, the Certificates will be validly issued and outstanding and will be entitled to the benefits provided by the Pooling Agreement.

(o) At the time of execution and delivery of the Pooling Agreement, the Depositor will: (i) have equitable title to the Mortgage Loans conveyed by the Seller, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens"); (ii) not have assigned to any person (other than the Trustee) any of its right, title or interest in the Mortgage Loans (other than liens that have been released at the time the Mortgage Loans are conveyed to the Trustee); and (iii) have the power and authority to sell its interest in the Mortgage Loans to the Trustee and to sell the Underwritten Certificates to the Underwriters. Upon execution and delivery of the Pooling Agreement by the Trustee, the Trustee will have acquired beneficial ownership of all of Depositor's right, title and interest in and to the Mortgage Loans. Upon delivery to the Underwriters of the Underwritten Certificates, the Underwritten Certificates will be free of any Liens.

(p) At the Closing Date, the Certificates and the Pooling Agreement will conform in all material respects to the descriptions thereof contained in the Prospectus and the Free Writing Prospectus.

(q) At the Closing Date, each of the representations and warranties of the Depositor set forth in Section 2.03 of the Pooling Agreement will be true and correct in all material respects.

(r) As of the earliest time after filing of the Registration Statement the Issuing Entity or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Public Certificates, the Issuing Entity was not and will not be an "ineligible issuer" as defined in Rule 405 under the Act.

(s) Other than the Base Prospectus and the Free Writing Prospectus, the Issuing Entity has not made and will not make any offer relating to the Public Certificates that would constitute a "free writing prospectus" as defined in Rule 405 under the Act;

(t) The Issuing Entity has complied and will comply with the requirements of Rule 433 under the Act applicable to the Free Writing Prospectus, including timely filing with the Commission or retention where required and legending.

         3.   Purchase, Sale and Delivery of Certificates.



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         The commitment of the Underwriters to purchase the Underwritten
Certificates pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the satisfaction of the terms set forth herein. The Depositor agrees to instruct the Trustee to issue and agrees to sell to the Underwriters, and the Underwriters agree (except as provided by sections 9 and 11 hereof) to purchase from the Depositor, the Underwritten Certificates at the purchase prices set forth in Schedule I.

         Delivery of and payment for the Underwritten Certificates to which this Agreement applies will be made at the office of J.P. Morgan Securities Inc. or such other place as the parties hereto agree as the Underwriters and the Depositor shall agree upon, such time being herein referred to as a "Closing Date". Delivery of such Certificates shall be made by the Depositor to the Underwriters against payment of the purchase price specified in the applicable Pooling Agreement in same day funds wired to such bank as may be designated by the Depositor, or by such other manner of payment as may be agreed upon by the Depositor and the Underwriters. Each Class of Underwritten Certificates sold to the Underwriters will be represented initially by one or more certificates registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC") (the "DTC Certificates"). The interests of the beneficial owners of the DTC Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive certificates for the DTC Certificates will be made available only under the limited circumstances specified in the Pooling Agreement.

         The Depositor acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm's length contractual counterparty to the Depositor with respect to the offering of Certificates contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person.

         4.   Offering by the Underwriter.

(a) It is understood that the Underwriters propose to offer the Underwritten Certificates subject to this Agreement for sale to the public as set forth in the Prospectus.

(b) Each Underwriter agrees that it shall not enter into any Contract of Sale with any investor with respect to any class of Underwritten Certificates with a minimum denomination of $1,000 until the Prospectus has been delivered to such investor.

(c) In the event that an Underwriter uses a "road show" (as defined in Rule 433(h)(4) under the Act) in connection with the offering of the Underwritten Certificates, the Underwriter agrees that all information in such road show shall be provided orally only and not as a "written communication" (as defined in Rule 405 under the Act). Each Underwriter agrees that any slideshow used in connection with a road show (i) shall only be provided as part of the road show and not separately, (ii) if handed out at any meeting as a hard copy, shall be retrieved prior to the end of the meeting and (iii) will otherwise be used only in a manner that does cause the slideshow to be treated as a "free writing prospectus" (as defined in Rule 405 under the Act).

(d) If any "written communication" (as defined in Rule 405 under the Act) in connection with the offering of the Underwritten Certificates contains an untrue statement of material fact or



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omits to state a material fact necessary to make the statements, in light of the circumstances under which they were made, not misleading at the time that a Contract of Sale was entered into, when taken together with all information that was conveyed to any person with whom a Contract of Sale was entered into, then the applicable Underwriter shall provide any such person with the following:

         (i) Adequate disclosure of the contractual arrangement;

         (ii) Adequate disclosure of the person's rights under the existing Contract of Sale at the time termination is sought;

         (iii) Adequate disclosure of the new information that is necessary to correct the misstatements or omissions in the information given at the time of the original Contract; and

         (iv) A meaningful ability to elect to terminate or not terminate the prior Contract of Sale and to elect to enter into or not enter into a new Contract of Sale.

         5.   Covenants of the Depositor.

         The Depositor covenants and agrees with the Underwriters participating in the applicable offering of the Underwritten Certificates that:

(a) The Depositor will not file, for so long as the delivery of a Prospectus is required in connection with the offering or sale of such Underwritten Certificates, any amendments to the Registration Statement as in effect with respect to such Underwritten Certificates, or any amendments or supplements to the Prospectus, unless it shall first have delivered copies of such amendments or supplements to the Underwriters and the Underwriters have consented to the amendments or supplements thereof, which shall not be unreasonably withheld; the Depositor will, during such period, immediately advise the Underwriters or your counsel (i) when notice is received from the Commission that any post-effective amendment to the Registration Statement has become or will become effective and (ii) of any order or communications suspending or preventing, or threatening to suspend or prevent, the offer and sale of the Underwritten Certificates or of any proceedings or examinations that may lead to such an order or communication, whether by or of the Commission or any authority administering any state securities or Blue Sky law, as soon as the Depositor is advised thereof, and will use its best efforts to prevent the issuance of any such order or communication and to obtain as soon as possible its lifting, if issued.

(b) If, at any time when a Prospectus relating to the Underwritten Certificates is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Depositor will promptly prepare and file with the Commission, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance.



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(c) If, at any time after the Start Date and prior to the Closing Date any event occurs as a result of which the Base Prospectus and the Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or would conflict with the information in the Registration Statement, the Depositor promptly will notify each Underwriter and will, upon the request of any Underwriter, or may, after consultation with each Underwriter, prepare and file with the Commission (as may be required under the Rules and Regulations) a revision, amendment or supplement which will correct such conflict, statement or omission, and furnish without charge to each Underwriter as many copies as such Underwriter may from time to time reasonably request of such revision, amendment or supplement.

(d) The Depositor will cause to be delivered to each Underwriter and counsel for the Underwriters an agreed upon procedures letter from Deloitte & Touche
LLP:

                  (i) as of the Start Date with respect to the Free Writing
            Prospectus; and

                  (ii) with respect to the Base Prospectus and the Prospectus
            Supplement as provided in Section 6 (b).

(e) The Depositor will furnish to the Underwriters, upon request, copies of the Registration Statement (including all documents and exhibits thereto or incorporated by reference), each related preliminary prospectus, the Prospectus and all amendments and supplements to such documents relating to the Underwritten Certificates, in each case as soon as available, but in no event later than five business days after signing this Agreement, and in such quantities as the Underwriters reasonably request.

(f) The Depositor will arrange for the qualification of the Underwritten Certificates for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Underwriters designate and will continue such qualifications in effect so long as required for the distribution of the Underwritten Certificates; provided, however, that neither the Depositor nor the Issuing Entity shall be required to do business in any jurisdiction where it is now not qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction in which it is now not subject to service of process.

(g) The Depositor will pay all expenses incident to the performance of its obligations under this Agreement and the Pooling Agreement and will reimburse the Underwriters for any expenses (including fees and disbursements of its counsel) incurred by it in connection with qualification of the Underwritten Certificates and determination of their eligibility for investment under the laws of such jurisdictions as the Underwriters may designate and the reproduction of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Certificates and the expenses incurred in distributing any preliminary prospectuses, the Prospectus or any amendments or supplements thereto to the Underwriters.



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(h) The Depositor will file, or cause to be filed on behalf of the Issuing
Entity, on a timely and complete basis, all documents that are required by the Issuing Entity with the Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(i) The Depositor will prepare, or cause to be prepared, and file, or cause to be filed, a timely election to treat the Issuing Entity as one or more REMICs for federal income tax purposes and will file, or cause to be filed, such tax returns and take such actions, all on a timely basis, as are required to elect and maintain such status.

         6.   Conditions to the Obligations of the Underwriters.

         The obligation of the Underwriters to purchase and pay for the Underwritten Certificates subject to this Agreement will be subject to the accuracy of the representations and warranties on the part of the Depositor as of the date hereof and the Closing Date, to the accuracy of the statements of the Depositor made pursuant to the provisions thereof, to the performance by the Depositor in all material respects of its obligations hereunder and to the following additional conditions precedent:

(a) The Registration Statement shall have become effective, and as of the date of each Contract of Sale and as of the Closing Date no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and not withdrawn, and no proceedings for that purpose shall have been instituted or threatened; and the Prospectus Supplement shall have been filed or transmitted for filing with the Commission in accordance with Rule 424 under the 1933 Act.

(b) The Depositor shall have delivered to the Underwriters a certificate of the Depositor, signed by the President or a vice president of the Depositor and dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Free Writing Prospectus, the Prospectus and this Agreement and that (i) the representations and warranties of the Depositor in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date, (ii) the Depositor has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date and (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Depositor's knowledge, threatened.

(c) The Seller shall have delivered to the Underwriters a certificate signed by its President or a vice president and dated the Closing Date, to the effect that (i) the Seller has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date and (ii) the signer of such certificate has carefully examined the Free Writing Prospectus and the Prospectus and with respect to the information pertaining to the Seller nothing has come to the attention of the signer that would lead the signer to believe that the Free Writing Prospectus or the Prospectus Supplement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.



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(d) The Servicer shall have delivered to the Underwriters a certificate signed by its President or a vice president and dated the Closing Date, to the effect that (i) the Servicer has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date and (ii) the signer of such certificate has carefully examined the Free Writing Prospectus and the Prospectus and with respect to the information pertaining to the Servicer nothing has come to the attention of the signer that would lead the signer to believe that the Free Writing Prospectus or the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e) The Underwriters shall have received from counsel for the Depositor, one or more favorable opinions, dated the Closing Date, to the effect that:

                  (i) The Registration Statement has become effective under
            the 1933 Act; to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and not withdrawn, no proceedings for that purpose have been instituted or are pending or threatened by the Commission; and the Registration Statement, as of its effective date (other than the numerical, financial and statistical information contained or incorporated by reference therein, as to which such counsel need express no opinion), complied as to form in all material respects to the applicable requirements of the 1933 Act and the rules and regulations thereunder;

                  (ii) Each of this Agreement, the Pooling Agreement and the
            Loan Purchase Agreement has been duly authorized, executed and delivered by the Depositor;

                  (iii) Assuming that each of the Pooling Agreement and the
            Loan Purchase Agreement has been duly authorized, executed and delivered by the parties thereto, each constitutes a legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law and except as the indemnification provisions therein may be limited by public policy considerations and by applicable law;

                  (iv) The direction by the Depositor to the Trustee to
            execute, authenticate and deliver the Underwritten Certificates has been duly authorized by the Depositor, and the Underwritten Certificates, when executed and authenticated in the manner contemplated in the Pooling Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling Agreement;

                  (v) The Depositor has been duly organized and is validly
            existing as a limited liability company in good standing under the laws of the State of



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            Delaware and has all limited liability company power and authority necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under the Loan Purchase Agreement and the Pooling Agreement;

                  (vi) No consent, approval, authorization or order of, or
            filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Depositor of the transactions contemplated herein, except such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Underwritten Certificates;

                  (vii) The Underwritten Certificates and the Pooling
            Agreement conform in all material respects to the descriptions thereof contained in the Prospectus;

                  (viii) The statements in the Prospectus Supplement under the headings "Certain Material Federal Income Tax Consequences" and "ERISA Considerations", and in the Base Prospectus under the headings "Federal Income Tax Consequences" and "ERISA Considerations", to the extent that they constitute matters of federal law or legal conclusions with respect thereto, have been reviewed by us and are correct in all material respects;

                  (ix) The Pooling Agreement is not required to be qualified under the Issuing Entity Indenture Act of 1939, as amended, and the Issuing Entity is not required to be registered under the Investment Company Act of 1940, as amended;

                  (x) Each Upper Tier REMIC and the Lower Tier REMIC as
            described in the Prospectus Supplement will qualify as a "real estate mortgage investment conduit" ("REMIC") within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), assuming: (A) an election is made to treat each Upper Tier REMIC and the Lower Tier REMIC as a REMIC, (B) compliance with the Pooling and Servicing Agreement and (C) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder; and

                  (xi) The Underwriters shall have received from counsel for the Depositor, one or more favorable opinions to the effect that subject to certain assumptions set forth therein, in the event of the filing of a bankruptcy petition by or against the Depositor under the Bankruptcy Code, a federal bankruptcy court would (a) hold such transfer to be a sale for purposes of such proceeding and would not enforce the automatic stay provisions of Section 362(a) of the Bankruptcy Code; or (b) conclude, if it recharacterized such transfer as a loan rather than as a sale, that the Pooling Agreement created a valid security interest in the Closing Date mortgage notes in favor of the Trustee, as the secured party.

         Such counsel shall also state that nothing has come to its attention that would lead it to believe that the Registration Statement (at the time it became effective) or the Base Prospectus or the Prospectus Supplement (in both cases, as of the date of the Prospectus Supplement and as of the Closing Date) (other than the financial and statistical information or information with respect to the Mortgage Loans, the Seller, the Servicer and the Originator contained therein, as to which such counsel need not express an opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         With respect to the opinions above, such counsel may (1) express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement and the Pooling Agreement; (2) assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Depositor; (3) qualify such opinion only as to the federal laws of the United States of America, the laws of the State of New York and, the General Corporation Law of the State of Delaware; and (4) to the extent necessary, rely as to the laws of states, other than those specified in clause (3), on the opinion of local counsel. Such counsel shall also confirm that the Underwriter may rely, on and as of the Closing Date, on any opinion or opinions of such counsel submitted to the rating agency or agencies rating the Underwritten Certificates as if addressed to the Underwriter and dated the Closing Date.

(f) The Underwriters shall receive from Deloitte and Touche LLP, certified public accountants, letters, dated the date of the Prospectus Supplement and satisfactory in form and substance to the Underwriters and the Underwriters' counsel, to the effect that the accountants have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Free Writing Prospectus and the Prospectus Supplement agrees with the general accounting records of the Seller.

(g) The Underwriters shall have received an executed letter of indemnity from the Seller and the Servicer with respect to the Seller Information and the Servicer Information, in form and substance satisfactory to each of the Underwriters.

(h) The Underwriters shall have received from each of Moody's Investors Service, Inc., Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. and Dominion Bond Rating Service, Inc. letters confirming the ratings set forth in the Prospectus Supplement, which ratings shall not have been withdrawn.

(i) The Underwriters shall have received from counsel for the Trustee a favorable opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and the Underwriters' counsel, to the effect that each of the Pooling Agreement and the Custodial Agreement has been duly authorized, executed and delivered by the Trustee and constitutes the legal, valid, binding and enforceable agreement of the Trustee, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights in general and by general principles of equity regardless of whether enforcement is considered in a proceeding in equity or at law, and as to such other matters as may be agreed upon by the Underwriters and the Trustee.

(j) The Underwriters shall have received from counsel for the Custodian a favorable opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and the

Underwriters' counsel, to the effect that the Custodial Agreement has been duly authorized, executed and delivered by the Custodian and constitutes the legal, valid, binding and enforceable agreement of the Custodian, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights in general and by general principles of equity regardless of whether enforcement is considered in a proceeding in equity or at law, and as to such other matters as may be agreed upon by the Underwriters and the Custodian.

(k) The Underwriters shall have received from counsel to the Servicer and the Seller a favorable opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and the Underwriters' counsel, (1) as to general corporate matters regarding the Seller and the Servicer, (2) to the effect that each of the Pooling Agreement, the Loan Purchase Agreement and the Custodial Agreement has been duly and validly authorized, executed and delivered by the Seller and the Servicer, as applicable, and each constitutes the legal, valid and binding obligation of such entity, enforceable against each such entity in accordance with their terms, subject, as to enforceability, to: (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights in general; (ii) general principles of equity regardless of whether enforcement is considered in a proceeding in equity or at law; (iii) judicial decisions permitting introduction of extrinsic evidence to modify the terms of an agreement; (iv) the judicial interpretation of penalty or forfeiture provisions; and (v) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of those provisions of the Pooling Agreement, the Loan Purchase Agreement and the Custodial Agreement that purport to provide indemnification from securities law liabilities, (3) to the effect that the transfer of the Mortgage Loans by the Seller to the Depositor constitutes a true sale, and (4) to the effect that the information contained in the Seller Information and the Servicer Information as of the date hereof and as of the Closing Date, does not contain an untrue statement of a material fact or does not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(l) The Underwriters shall have received such further information, certificates, documents and opinions as the Underwriters may reasonably have requested not less than three business days prior to the Closing Date.

         All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be satisfactory in form and substance to the Underwriters and the Underwriters' counsel, and the Underwriters and such counsel shall have received such information, certificates and documents as the Underwriters or they may have reasonably requested.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, this Agreement and all the obligations hereunder may be canceled by the Underwriters at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Depositor and the Seller in writing, or by telephone or facsimile transmission confirmed in writing.

         7.   Indemnification and Contribution.

(a) The Depositor will indemnify and hold harmless the Underwriters and each person, if any, who controls the Underwriters within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Underwriters or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Free Writing Prospectus, the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Underwriters and each such controlling person for any legal or other expenses reasonably incurred by the Underwriters and each such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Depositor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement in or omission or alleged omission made in any of such documents in reliance upon and in conformity with the Underwriter Information.

(b) The Underwriters will indemnify and hold harmless the Depositor, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Depositor within the meaning of the Act against any losses, claims, damages or liabilities to which the Depositor or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Free Writing Prospectus, the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Underwriter Information specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Depositor or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability that the Underwriters may otherwise have. Underwriter Information, as used herein, refers to the last sentence of the last paragraph on the cover of the Prospectus Supplement, the first sentence under the heading "Risk Factors - The lack of a secondary market may limit your ability to sell your certificates" and the first sentence of the third paragraph under the heading "Method of Distribution", all in the Prospectus Supplement.

(c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than in this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party) and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

(d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Depositor on the one hand and the Underwriters on the other from the offering of the Underwritten Certificates or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Depositor, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Depositor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion that the total net proceeds from the offering (before deducting expenses) received by the Depositor bear to the total underwriting discounts and commissions received by the Underwriter. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Depositor or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by it and distributed to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(d) to contribute are several in proportion to the Underwriters' respective underwriting obligations and not joint.

         8.   [Reserved.]

         9.   Default by One or More of the Underwriters.

         If any Underwriter or Underwriters participating in an offering of Underwritten Certificates default in the Underwriters' obligations to purchase Underwritten Certificates hereunder and the aggregate principal amount of such Underwritten Certificates which such defaulting Underwriter or Underwriters agreed, but failed, to purchase does not exceed 10% of the total principal amount of the Underwritten Certificates the Underwriters may make arrangements satisfactory to the Depositor for the purchase of such Underwritten Certificates by other persons, including any of the Underwriters participating in such offering, but regardless of whether such arrangements are made the non-defaulting Underwriters shall remain obligated severally to purchase the Underwritten Certificates which they committed to purchase in accordance with the terms hereunder. If any Underwriter or Underwriters so default and the aggregate principal amount of Underwritten Certificates with respect to which such default or defaults occur is more than 10% of the total principal amount of the Underwritten Certificates and arrangements satisfactory to the Underwriters and the Depositor for the purchase of such Underwritten Certificates by other persons are not made, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, except as provided in Section 11. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         10.   Termination of the Obligations of the Underwriter.

         The obligations of the Underwriters to purchase the Underwritten Certificates on the Closing Date shall be terminable by the Underwriters if
(a) at any time on or prior to the Closing Date (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, or there shall have been any setting of minimum prices for trading on such exchange, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, (iii) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Underwriters or the Underwriters' representative, impracticable to consummate the transactions contemplated herein or is such as would materially and adversely affect the marketability of or the market price for the Underwritten Certificates, (iv) any material disruption in commercial banking securities settlement or clearance services or (v) any change or any development involving a prospective change, materially and adversely affecting
(A) the Issuing Entity taken as a whole or (B) the business or properties of the Depositor occurs, which, in the reasonable judgment of the Underwriters or the Underwriters' representative, in the case of either clause (A) or (B), materially impairs the investment quality of the Underwritten Certificates or
(b) any representation or warranty of another party shall be incorrect in any material respect.

         11.   Survival of Certain Representations and Obligations.

         The respective indemnities, agreements, representations, warranties and other statements by the Depositor or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriters, the Depositor or any of its officers or directors or any controlling person, and will survive delivery of and payment of the Underwritten Certificates.

         If this Agreement is terminated pursuant to Section 9 or if for any reason the purchase of the Underwritten Certificates by the Underwriters is not consummated, the Depositor shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5(f), and the obligations of the Depositor and the Underwriters pursuant to Sections 7 and 8 shall remain in effect.

         12.   Notices.

All communications hereunder will be in writing and, if sent to the Underwriters will be mailed, delivered or telegraphed and confirmed to J.P. Morgan Securities Inc. at 270 Park Avenue, New York, New York 10017 or if sent to the Depositor, will be mailed, delivered or telegraphed and confirmed to it at 1 Bank One Plaza, Chicago, Illinois 60670 Attention: President; provided, however, that any notice to an Underwriter pursuant to Section 7 or 8 will be mailed, delivered or telegraphed to such Underwriter at the address furnished by it.

         13.   Successors.

         This Agreement and the Pooling Agreement will inure to the benefit of and be binding upon the parties hereto and the Underwriters' respective successors and the officers, directors and controlling persons referred to in Sections 7 and 8, and the Underwriters' successors and assigns, and no other person will have any right or obligations hereunder.

         14.   Applicable Law.

         THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         15.   Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon, it will become a binding agreement among the Depositor and the Underwriters in accordance with its terms.

                                    Very truly yours,



                                    BOND SECURITIZATION, L.L.C., as Depositor



                                    By:      /s/ Thomas Roh
                                       ---------------------------------------
                                       Name:  Thomas Roh
                                       Title: Vice President


The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written.


J.P. MORGAN SECURITIES INC., as Representative of the Underwriters listed in Schedule I



By:      /s/ Thomas Roh
   ---------------------------------
     Name:  Thomas Roh
     Title:  Vice President

                                  SCHEDULE I

           -------------------------------------------------------------------
                                    Class                    Principal Amount
           -------------------------------------------------------------------
           AV
                    J.P. Morgan Securities Inc.                $[          ]
                    Deutsche Bank Securities Inc.              $[          ]
                    Societe Generale                           $[          ]
                    Merrill Lynch                              $[          ]
           -------------------------------------------------------------------
           A-F1
                    J.P. Morgan Securities Inc.                $[          ]
                    Deutsche Bank Securities Inc.              $[          ]
                    Societe Generale                           $[          ]
                    Merrill Lynch                              $[          ]
           -------------------------------------------------------------------
           A-F2
                    J.P. Morgan Securities Inc.                $[          ]
                    Deutsche Bank Securities Inc.              $[          ]
                    Societe Generale                           $[          ]
                    Merrill Lynch                              $[          ]
           -------------------------------------------------------------------
           A-F3
                    J.P. Morgan Securities Inc.                $[          ]
                    Deutsche Bank Securities Inc.              $[          ]
                    Societe Generale                           $[          ]
                    Merrill Lynch                              $[          ]
           -------------------------------------------------------------------
           A-F4
                    J.P. Morgan Securities Inc.                $[          ]
                    Deutsche Bank Securities Inc.              $[          ]
                    Societe Generale                           $[          ]
                    Merrill Lynch                              $[          ]
           -------------------------------------------------------------------
           M-1
                    J.P. Morgan Securities Inc.                $[          ]
                    Deutsche Bank Securities Inc.              $[          ]
                    Societe Generale                           $[          ]
                    Merrill Lynch                              $[          ]
           -------------------------------------------------------------------
           M-2
                    J.P. Morgan Securities Inc.                $[          ]
                    Deutsche Bank Securities Inc.              $[          ]
                    Societe Generale                           $[          ]
                    Merrill Lynch                              $[          ]
           -------------------------------------------------------------------
           M-3
                    J.P. Morgan Securities Inc.                $[          ]
                    Deutsche Bank Securities Inc.              $[          ]
                    Societe Generale                           $[          ]
                    Merrill Lynch                              $[          ]
           -------------------------------------------------------------------
           M-4
                             J.P. Morgan Securities nc.        $[          ]
           -------------------------------------------------------------------

           -------------------------------------------------------------------
                    Deutsche Bank Securities Inc.              $[          ]
                    Societe Generale                           $[          ]
                    Merrill Lynch                              $[          ]
           -------------------------------------------------------------------
           M-5
                    J.P. Morgan Securities Inc.                $[          ]
                    Deutsche Bank Securities Inc.              $[          ]
                    Societe Generale                           $[          ]
                    Merrill Lynch                              $[          ]
           -------------------------------------------------------------------
           M-6
                    J.P. Morgan Securities Inc.                $[          ]
                    Deutsche Bank Securities Inc.              $[          ]
                    Societe Generale                           $[          ]
                    Merrill Lynch                              $[          ]
           -------------------------------------------------------------------
           M-7
                    J.P. Morgan Securities Inc.                $[          ]
                    Deutsche Bank Securities Inc.              $[          ]
                    Societe Generale                           $[          ]
                    Merrill Lynch                              $[          ]
           -------------------------------------------------------------------

Purchase Price of the Underwritten Certificates: 100% of the aggregate initial principal balance of the Underwritten Certificates, plus accrued interest, as applicable.


                                      20